                                                                  EXHIBIT 10.14


                               STOCK OPTION GRANT
                          (Non-Qualified Stock Option)


         THIS STOCK OPTION GRANT is made as of the 11th day of August, 2000 (the "EFFECTIVE DATE"), by XETA TECHNOLOGIES, INC., an Oklahoma corporation (the "COMPANY"), to LARRY N. PATTERSON (the "GRANTEE").

                                      GRANT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the Company hereby agrees with the Grantee as follows:

         1. OPTION. The Company hereby grants to the Grantee a non-qualified stock option (the "OPTION") to purchase 10,000 shares of the Company's shares of $0.001 par value common stock (the "OPTION SHARES"), subject to the terms and conditions set forth herein.

         2. OPTION PRICE. The price per share payable for the Option Shares shall be $9.0625 per share (the "EXERCISE PRICE").

         3. EXERCISE. Subject to the conditions set forth herein, this Option shall be exercisable, in whole or in part, on or after August 11, 2000 (the "VESTING DATE"). The Option shall be exercised by delivering to the Company at its principal offices at 1814 West Tacoma, Broken Arrow, Oklahoma 74012, together with the Exercise Price, a written notice on or before October 31, 2010, stating (x) the Grantee's election to exercise the Option, (y) the number of options being exercised, and (z) that all conditions to exercise have been satisfied.

         4. PAYMENT. Full payment of the Exercise Price shall payable in cash or by shares of the Company's common stock held by the Grantee for more than six
(6) months at the time of exercise, or by any combination thereof; PROVIDED that if all or any portion of the Exercise Price shall be paid by delivery of stock, the Company shall issue a replacement option ("REPLACEMENT OPTION") in exchange for such stock, which Replacement Option shall (i) cover the number of shares of stock surrendered to pay the aggregate Exercise Price of the original option,
(ii) have an aggregate Exercise Price equal to 100% of the fair market value of such stock on the date the Replacement Option is granted, (iii) become exercisable no sooner than six (6) months after the date of grant of the Replacement Option, and (iv) expire on the Expiration Date of the original option. No certificates for Option Shares purchased by exercise of this Option shall be issued until full payment therefor has been received by the Company, and the Grantee shall have none of the rights of a shareholder associated with such Option Shares until such certificates have been so issued.

         5. ASSIGNMENT. This Option is personal to the Grantee and is not transferable or assignable, in whole or in part, except by will or by the laws of descent and distribution upon the death of Grantee.

         6. TERMINATION. To the extent not exercised, this Option shall terminate at the close of business on August 1, 2010. Furthermore, if Grantee's employment is terminated by the Company for breach of any provision of the letter agreement dated of even date herewith between Grantee and the Company, the Option shall terminate and all of Grantee's rights hereunder shall be forfeited.

         7. ADJUSTMENT. In the event the outstanding shares of common capital stock of the Company as a whole are increased, decreased, changed into, or exchanged for a different number or kind of the Company's shares or securities, whether through stock dividend, stock split, reclassification, merger, or the like, an approximate and proportionate adjustment shall be made in the number, kind and per share exercise price of shares subject to any unexercised portion of the Option. Any such adjustment shall be made without a change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option.


         EXECUTED in Broken Arrow, Oklahoma, on and as of the Effective Date.

                                               "Grantor"

                                               XETA TECHNOLOGIES, INC.

                                                /s/ JON A. WIESE
                                               --------------------------------
                                               Jon A. Wiese, President




Accepted as of the 11th day of August, 2000.

/s/ LARRY N. PATTERSON
--------------------------------------------
LARRY N. PATTERSON



                                       -2-